January 29, 2007

Supplement

SUPPLEMENT DATED JANUARY 29, 2007 TO THE PROSPECTUS OF
MORGAN STANLEY ALLOCATOR FUND
Dated May 31, 2006

The second, third, fourth, fifth and sixth paragraphs of the section of the Prospectus titled ‘‘The Fund — Fund Management’’ are hereby deleted and replaced with the following:

The Fund is managed within the Domestic Asset Allocation team, Taxable Fixed Income team and Taxable Money Market team. The current member of the Domestic Asset Allocation team primarily responsible for the day-to-day management of the Fund is Mark A. Bavoso, a Managing Director of the Investment Adviser. The Domestic Asset Allocation team takes an active roll in managing the Fund and for the execution of the overall strategy of the Fund. Mr. Bavoso is responsible for the day-to-day activities which include macro economic analytics as well as sector specific analysis.

Current members of the Taxable Fixed Income team jointly and primarily responsible for the day-to-day management of the Fund are W. David Armstrong, a Managing Director of the Investment Adviser, and Virginia Keehan, a Vice President of the Investment Adviser. The Taxable Fixed Income team manages the fixed income portion of the Fund.

The current member of the Taxable Money Market team primarily responsible for the day-to-day management of the Fund’s money market allocation is Michael Davey, a Vice President of the Investment Adviser. The Taxable Money Market team manages and provides liquidity for the Fund each business day. This is done through a joint repurchase account for many of the funds the Taxable Money Market team manages.

Mr. Bavoso has been associated with the Investment Adviser in an investment management capacity since March 1986 and began managing the Fund in January 2007. Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since February 1998 and began managing the Fund at its inception in February 2003. Ms. Keehan has been associated with the Investment Adviser in an investment management capacity since February 2004 and began managing the Fund in May 2006. Mr. Davey has been associated with the Investment Adviser in an investment management capacity since October 1994 and began managing the Fund at its inception in February 2003.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ALRSPT

January 29, 2007

Supplement

SUPPLEMENT DATED JANUARY 29, 2007 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY ALLOCATOR FUND
Dated May 31, 2006

The first, second and third paragraphs of the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Managers’’ are hereby deleted and replaced with the following:

As of December 31, 2006, Mark A. Bavoso managed seven registered investment companies with a total of approximately $1.6 billion in assets; no pooled investment vehicles; and no other accounts.

The following is hereby added to the section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers’’:

As of December 31, 2006, Mark A. Bavoso did not own any securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.